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                                                                    EXHIBIT 99.1

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                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1995-A

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among
First USA Bank, National Association, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master
Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 17, 2000, and with respect to the performance of the Trust during the month of June, 2000 is set forth below. Certain of the information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

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
     A)   Information Regarding Distributions to
          the Class A Certificateholders, per
          $1,000 original certificate principal amount.

          (1)  The total amount of the
          distribution to Class A
          Certificateholders, per $1,000
          original certificate principal amount                                                     $                6.1344445

          (2)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class A
          Certificates, per $1,000 original
          certificate principal amount                                                              $                6.1344445

          (3)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal of the Class A
          Certificates, per $1,000 original
          certificate principal amount                                                              $                0.0000000
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

     B)   Class A Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)  The amount of Class A Investor
          Charge Offs                                                                               $                0.0000000

          (2)  The amount of Class A Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount                                                                          $                0.0000000

          (3)  The total amount reimbursed in
          respect of Class A Investor Charge Offs                                                   $                0.0000000

          (4)  The amount set forth in paragraph
          3 above, per $1,000 original
          certificate principal amount                                                              $                0.0000000

          (5)  The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect
          to all transactions on such
          Distribution Date                                                                         $                0.0000000

     C)   Information Regarding Distributions to
          the Class B Certificateholders, per
          $1,000 original certificate principal amount.

          (1)  The total amount of the
          distribution to Class B
          Certificatedholders, per $1,000
          original certificate principal amount                                                     $                6.2322222

          (2)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class B
          Certificates, per $1,000 original
          cerificate principal amount                                                               $                6.2322222

          (3)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal on the Class B
          Certificates, per $1,000 original
          cerificate principal amount                                                               $                0.0000000
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

     D)   Class B Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)  The amount of Class B Investor
          Charge Offs                                                                               $                0.0000000

          (2)  The amount of Class B Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount                                                                          $                0.0000000

          (3)  The total amount reimbursed in
          respect of Class B Investor Charge Offs                                                   $                0.0000000

          (4)  The amount set forth in paragraph
          3 above, per $1,000 original
          certificate principal amount                                                              $                0.0000000

          (5)  The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class
          B Invested Amount after giving effect
          to all transactions on such
          Distribution Date                                                                         $                0.0000000

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                                       First USA Bank, National Association,
                                       as Servicer


                                       By   /s/ Tracie H. Klein
                                         ----------------------------------
                                                First Vice President